UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanxi Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported by Smart Powerr Corp. (the “Company” or “CREG”) in those certain current reports on Form 8-Ks filed with the SEC on May 24, 2022 and August 26, 2022, respectively, the Company received a notice of non-compliance from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and an additional notice of non-compliance from Nasdaq that the Company has not filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, respectively, the Company does not comply with Nasdaq Listing Rule 5250(c)(1) for continued listing.

The Company filed the Forms 10-K for the year ended December 31, 2021 on September 13, 2022, and Form 10-Qs for the periods ended March 31, 2022 and June 30, 2022 on October 11, 2022. On October 12, 2022, the Company received a notice of delinquency compliance from Nasdaq indicating that, based on the filings of its Form 10-Qs for the periods ended March 31, 2022 and June 30, 2022 on October 11, 2022, Nasdaq has determined that the Company complies with the Rule.

The statements contained in this Current Report on Form 8-K, and oral statements made regarding the subjects of this Current Report on Form 8-K, contains “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding the Company’s estimates, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing the Company’s ability to regain compliance with the Nasdaq listing requirements or to develop a plan acceptable to Nasdaq for an extension of the 60 day grace period, as well as statements expressing optimism or pessimism about future operating results are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K. For additional factors that could cause results to differ materially from forward-looking statements contained in this Current Report on Form 8-K, see the cautionary language set forth before the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and the Risk Factors contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press Release, dated October 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2022

SMART POWERR CORP.

By:	/s/ Yongjiang Shi
Yongjiang Shi
Chief Financial Officer

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